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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 24, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                                 Presstek, Inc.
                -----------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                           0-17541                 02-0415170
-------------------------------     -----------------------     ------------------
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                                 Identification No.)


                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (603) 595-7000
                   ------------------------------------------
               Registrant's telephone number, including area code

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                                      -2-

ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in this Item 9 is being furnished pursuant to
Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information contained herein, including the exhibits attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Presstek, Inc. ("Presstek"), dated July 24, 2003, reporting the Company's financial results for the fiscal quarter ended June 28, 2003 (the "Press Release").

Use of Non-GAAP Financial Information

         To supplement the financial measures presented in the Press Release in accordance with accounting principles generally accepted in the United States ("GAAP"), Presstek also presents non-GAAP measures of net income and earnings per share, which are adjusted from results based on GAAP to exclude special charges related to Presstek's workforce reduction which was announced in April 2003.

         Presstek believes these non-GAAP financial measures enhance the reader's overall understanding of Presstek's current financial performance and Presstek's prospects for the future. Additionally, Presstek uses these non-GAAP financial measures for the general purpose of analyzing and managing its business. Specifically, Presstek believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain charges that Presstek believes are not indicative of its core operating results. In addition, Presstek believes that the investment community has historically used its non-GAAP financial results to evaluate its financial performance, and Presstek has historically reported both GAAP and non-GAAP results to the investment community. The presentation of this additional information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRESSTEK, INC.


Date:  July 24, 2003                By:        /s/ Edward J. Marino
                                           --------------------------------
                                           Edward J. Marino
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        ------------

99.1               Press release issued by Presstek, Inc., dated July 24, 2003.